United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 18, 2025

Date of Report (Date of earliest event reported)

DT Cloud Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41967	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Orange Street London, United Kingdom	WC2H 7HF
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7918725316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	DYCQU	The Nasdaq Stock Market LLC
Ordinary Shares	DYCQ	The Nasdaq Stock Market LLC
Rights	DYCQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on August 25, 2025, the Nasdaq Listing Qualifications Department (“Nasdaq”) notified DT Cloud Acquisition Corporation (the “Company”) that the Company did not comply with the publicly held shares requirement (“Notification”) for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(B) (the “Public Shares Requirement”). Nasdaq provided the Company 45 calendar days from the date of the Notification to submit a plan to regain compliance with the Public Shares Requirement. The Company submitted its proposed plan to regain compliance on October 9, 2025.

On November 12, 2025, Nasdaq notified the Company that it has determined to deny the Company’s request for continued listing on the Nasdaq Global Market (“Determination”). As a result, unless the Company requests an appeal of the Determination, trading of the Company’s common stock will be suspended at the opening of business on November 21, 2025, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s common stock from listing and registration on Nasdaq.

According to the Notification, the Determination is due to the Company’s non-compliance with several requirements for continued listing on the Nasdaq Global Market by significant margins.

The Company may submit a hearing request to the Nasdaq Hearings Panel (the “Panel”), which request is expected to stay any delisting action by Nasdaq at least until the hearing process concludes and any extension granted by the Panel expires.

Notwithstanding the foregoing, there can be no assurance that the Panel will grant the Company’s request or an additional extension period, or that the Company will ultimately regain compliance with all applicable requirements for continued listing on The Nasdaq Global Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2025

DT CLOUD ACQUISITION CORPORATION

By:	/s/ Guojian Chen
Name:	Guojian Chen
Title:	Chief Executive Officer and Chief Financial Officer